UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [    ] )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WASATCH FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

June 7, 2007

Dear Fellow Wasatch Strategic Income Fund Shareholder:

Please take note that a Special Meeting of Shareholders of the Wasatch Strategic Income Fund™ (“Strategic Income Fund” or the “Fund”), a series of Wasatch Funds, Inc. (the “Company”), will be held on July 26, 2007, at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 at 10:00 a.m., Mountain time (“Meeting”).

The purpose of the meeting is to ask shareholders to consider the following proposals:

1.	To approve a modification of the Strategic Income Fund’s fundamental investment restriction to concentrate in securities of issuers in real estate investment trusts (REITs) to a broader restriction to concentrate in the group of industries comprising the financial services sector; and
2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company has determined that shareholders of the Strategic Income Fund will benefit from the proposal. The change is intended to increase the Strategic Income Fund’s investment flexibility.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than July 25, 2007.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call 1.866.525.2771.

Sincerely,

/s/ Samuel S. Stewart

Samuel S. Stewart

President of Wasatch Funds, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, Utah 84111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 26, 2007

To the Shareholders of Wasatch Strategic Income Fund:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Wasatch Strategic Income Fund (“Strategic Income Fund” or the “Fund”), a series of Wasatch Funds, Inc. (the “Company”), will be held at 10:00 a.m., Mountain Time, on July 26, 2007, at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The purposes of the meeting are as follows:

1.	To approve a modification of the Strategic Income Fund’s fundamental investment restriction to concentrate in securities of issuers in real estate investment trusts to a restriction to concentrate in the group of industries comprising the financial services sector; and
2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors of the Fund has fixed the close of business on June 4, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARD AND RETURN IT PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED PRIOR TO THE SPECIAL MEETING.

By Order of the Board of Directors

/s/ Melanie L. Hulett

Melanie L. Hulett

Secretary

June 7, 2007

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS WHOSE SHARES ARE HELD IN “STREET NAME” MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	John B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

150 Social Hall Avenue, 4th Floor

Salt Lake City, Utah 84111

Proxy Statement

SPECIAL MEETING OF SHAREHOLDERS

To be held on July 26, 2007

Wasatch Strategic Income Fund

This Proxy Statement is furnished in connection with the solicitations of proxies by the Board of Directors of Wasatch Funds, Inc. (the “Company”) for use at the special meeting of shareholders of the Wasatch Strategic Income Fund (the “Strategic Income Fund” or the “Fund”), a series of the Company, to be held on Wednesday, July 26, 2007 at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 at 10:00 a.m., (the “Special Meeting”), and any adjournments or postponements thereof. A Notice of the Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

The following proposal will be considered and acted upon at the Special Meeting:

1.	To approve a modification of the Strategic Income Fund’s fundamental investment restriction to concentrate in securities of issuers in real estate investment trusts to a restriction to concentrate in the group of industries comprising the financial services sector; and
2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board is soliciting votes from shareholders of the Fund with respect to the modification of the industry concentration restriction of the Fund, as described in this Proxy Statement. You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) if you owned shares of the Fund at the close of business on June 4, 2007. The date of the first mailing of the proxy card and this Proxy Statement to shareholders will be on or about June 7, 2007. Additional information regarding the solicitation of proxies is included in this Proxy Statement under “General Information – Additional Information about Proxy Solicitation.”

The record date has been set at the close of business on June 4, 2007 (the “Record Date”), and only shareholders of record who owned shares of the Fund on the Record Date will be entitled to vote at the Special Meeting. If you do not expect to attend the Special Meeting, please sign and return the proxy card in the enclosed self-addressed envelope or you may also vote by telephone or through the internet as indicated in the proxy card. If the proxy is properly submitted and returned in time to be voted at the Special Meeting, the shares represented by that proxy will be voted in accordance with the instructions provided on the proxy. If no choices are specified, the shares will be voted FOR the modification to the industry concentration restriction, as described in this Proxy Statement. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote. Additional information regarding outstanding shares, voting and attending the Special Meeting is included at the end of this Proxy Statement under “Voting Information.”

PROPOSAL

The Fund operates pursuant to an investment objective, policies and restrictions that govern the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The Fund’s objective and certain of its restrictions are non-fundamental, meaning they may be changed by the Board without shareholder approval. Other restrictions, however, are considered fundamental and may not be changed without shareholder approval. Under the Investment Company Act of 1940, as amended (the “1940 Act”), all funds are required to have a fundamental policy about the concentration of their investments in a particular industry or group of industries. The Board is proposing a modification of the Fund’s fundamental investment policy with respect to concentration. More specifically, the Board is proposing that shareholders approve the replacement of the Fund’s fundamental investment restriction to concentrate in issuers of real estate investment trusts (“REITs”) with a fundamental investment restriction to concentrate in the securities of issuers in the group of industries comprising the financial services sector. The 1940 Act requires that such change be approved by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act and as described in further detail below.

The Fund’s current fundamental investment restriction and its proposed replacement are set forth below:

Current:	The Fund may not invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except that the Strategic Income Fund will concentrate in securities of issuers in real estate investment trusts (REITS).

Proposed:	The Fund may not invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except that the Strategic Income Fund will concentrate in securities of issuers in the group of industries in the financial services sector.

While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the Securities and Exchange Commission has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. Consistent with this interpretation, the Fund has invested at least 25% of its total assets in REITs pursuant to its current concentration policy. Wasatch Advisors, Inc. (the “Advisor”) believes that the opportunities associated with REITs vary as market conditions change. The current fundamental policy of requiring the Fund to concentrate at least 25% of its total assets in REITS may result in the Fund being required to purchase REITs regardless of their relative value in the market thereby foregoing other investment opportunities the Advisor may consider to have greater potential. The Advisor seeks to modify the concentration policy to provide the Adviser with greater investment flexibility. Under the proposed concentration policy, the Fund will concentrate in the issuers of securities in the group of industries comprising the financial services sector. The industries comprising the financial services sector include, among others, Securities Brokerage and Services, Savings and Loans, Rental and Leasing Services-Commercial, Investment Management Companies, Insurance, Insurance: Property and Casualty, Insurance: Multi-line, Insurance: Life, Real Estate Investment Trusts, Banks, Banks: New York City, Banks: Outside New York City, Diversified Financial Services, Finance Companies, Financial Data Processing Services and Systems, Finance: Small Loan, Financial Information Services, and Real Estate. As REITS are among the industries in the financial services sector, REITS may still be a component of the Fund’s principal investment strategy. However, the proposed change to the investment restriction will provide the Advisor with the flexibility to respond to market developments and to be able to invest more of the Fund’s assets in the group of industries comprising the financial services sector.

Should the shareholders approve the Proposal, the requirement to concentrate in REITs would be replaced with the requirement to concentrate in the securities of issuers comprising the financial services sector.

Should the Fund’s shareholders not approve the Proposal, the Fund’s current fundamental investment restriction of concentrating in securities of issuers in REITs, would continue to apply unchanged.

While the Proposal is intended to provide the Advisor with greater flexibility in managing the Fund’s portfolio, should shareholders approve the Proposal, the Fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund’s prospectus and statement of additional information, including the revised concentration policy.

At a meeting of the Board of Directors of the Company held on May 11, 2007, the Advisor recommended to the Board of Directors that the industry concentration policy of the Fund be revised, as described in this Proxy Statement. At the same meeting, the Board of Directors, including a majority of the Independent Directors, approved such change, subject to approval of shareholders of the Fund. If approved by shareholders, the change to the concentration policy of the Fund is expected to become effective shortly after such approval and satisfaction of any applicable regulatory requirements.

Shareholder Approval: Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Fund which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

BOARD RECOMMENDATION

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THIS PROPOSAL.

GENERAL INFORMATION

Report to Shareholders

A copy of the Company’s most recent annual report for its fiscal year ended September 30, 2006 is available to shareholders upon request. If you would like to receive a copy, please contact the Company at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111, or call 1.800.551.1700 and one will be sent, without charge, by first-class mail within three business days of your request, or you can download a copy of the most recent annual report from our web site at www.wasatchfunds.com.

Information about Service Providers

Investment Advisor. The Advisor, organized in September 1975, and located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 serves as the investment adviser to the Fund.

Custodian and Administrator. State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as the custodian and the administrator to the Fund.

Distributor. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor to the Fund.

Other Matters to Come Before Special Meeting

The Board of Directors does not intend to present any other business at the Special Meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are properly brought before the meeting, the individuals acting as proxies will vote all proxies on such matters in accordance with their judgment.

Shareholder Proposals

Since the Company does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal intended to be presented pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 at any future meeting of shareholders must be received by the Company at its principal office a reasonable time before the Fund begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company, 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. Timely submission of a proposal does not necessarily mean that the proposal will be included.

Fund Shares Owned by Certain Beneficial Owners

To the knowledge of Company management, no persons were the beneficial or record owners of more than 5% of the outstanding shares of the Fund as of the Record Date, except as set forth below:

Title of Class	Name and Address	Number of Shares	Percentage of Class Outstanding (%)
Series L
Series L

Fund Shares Owned by Directors and Officers

As of the Record Date, the Directors and executive officers of the Company solicited by this Proxy Statement beneficially owned the following outstanding shares of the Fund:

Name of Beneficial Owner	Number of Shares
Directors
Samuel S. Stewart, Jr.
James U. Jensen
William R. Swinyard
D. James Croft
Officers
Venice F. Edwards
Daniel D. Thurber
Russell Biles
Melanie L. Hulett
All Directors and Officers as a Group

Additional Information regarding Proxy Solicitation

Proxy solicitations will be made primarily by mail, but representatives of the Advisor may solicit proxies by means of mail, telephone, or personal visits. The Company has retained Computershare Fund Services (“Computershare”), 250 Royall Street, Canton, MA 02021, to aid in the solicitation of proxies. The costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of Shareholders and this Proxy Statement (estimated at approximately $3,653) will be borne by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. The Advisor will bare the cost of any portion of the proxy cost that is above the Fund’s 2007 expense ratio maximum of 0.95% of average daily net assets (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses).

As the meeting date approaches, shareholders of the Fund may receive a call from a representative of the Advisor or Computershare if the Fund has not yet received their vote. Authorization to permit the Advisor or Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Company believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Advisor or Computershare representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to the Advisor or Computershare by the Company, the Advisor or Computershare representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The Advisor or Computershare representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Advisor or Computershare will record the shareholder’s instructions on the card. Within 72 hours, the Advisor or Computershare will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call the Advisor or Computershare immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

VOTING INFORMATION

Record Date

Only shareholders of record on June 4, 2007 may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding the following number of common shares, $0.01 par value, of the Fund: [                        ]. Common shares represent the only class of outstanding securities of the Company. The Fund’s shareholders are issued a separate series of such common stock. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Fund which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Votes to ABSTAIN and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter) will have the same effect as votes cast AGAINST.

Voting Instructions

Any shareholder on the Record Date may vote shares by proxy through the mail, by telephone or over the Internet as described in the enclosed proxy card. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as your guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote.

Mailing of Proxy

Please note that only one proxy statement or annual or semi-annual report may be delivered to multiple security holders who share an address unless the Fund has received instructions to the contrary. To request a separate copy of the proxy statement or an annual or semi-annual report, or for instructions as to how to request a single copy if multiple copies of such documents are received, please contact the Fund by calling 1.800.551.1700 or mailing a request to: Wasatch Strategic Income Fund, 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. Pursuant to a request, a separate copy will be delivered promptly.

Revoking a Proxy

Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the Special Meeting, or by letter revoking the proxy to the Secretary of the Fund. Presence at the Special Meeting alone does not revoke a previous properly given proxy.

Quorum; Adjournment

A quorum of shareholders is necessary to take action at the Special Meeting. Under the by-laws of the Company, a quorum is constituted by the presence in person or by proxy of 10% of the shares outstanding and entitled to vote at the Special Meeting. The failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Company to additional expenses. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

In the event that a quorum is not present at the Special Meeting, sufficient votes to approve the proposal are not received or for any other reason, the persons present or named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any adjournment will require a vote in favor of the adjournment by a majority of the shares present in person or by proxy at the Special Meeting (or any adjournment(s)) of the Special Meeting. The persons named as proxies will vote upon an adjournment or postponement of the Special Meeting according to their best judgment in the interests of the Fund.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.

VOTING ON THE INTERNET	VOTING BY PHONE

• Read the Proxy Statement and have this card at hand	• Read the Proxy Statement and have this card at hand
• Log on to [www.proxyweb.com]	• Call toll-free [_____]
• Enter the control number shown to the left and follow the on-screen instructions	• Enter the control number shown to the left and follow the telephonic instructions
• Do not return this paper ballot	• Do not return this paper ballot

PROXY CARD	PROXY CARD

Wasatch Funds, Inc.	SPECIAL MEETING OF SHAREHOLDERS [Date]
Wasatch Strategic Income Fund™	This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned revoke(s) all previous proxies and appoint(s) Daniel D. Thurber, Russell Biles or Melanie L. Hulett any one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of Wasatch Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111, on July 26, 2007 at 10:00 a.m., and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Dated

Signature

Note: Please sign your name exactly as it appears in the registration. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.    ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF THE PROXY IS VOTED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

1.	To approve a modification of the Strategic Income Fund’s fundamental investment restriction to concentrate in securities of issuers in real estate investment trusts to a restriction to concentrate in the securities of issuers in the group of industries comprising the financial services sector.

FOR	AGAINST	ABSTAIN

☐	☐	☐